UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2005

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                   0-50876             65-1233977
         -------------                   -------             ----------
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


333 Church Street, Naugatuck, Connecticut                               06770
--------------------------------------------                            -----
(Address of principal executive offices)                              (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition
---------------------------------------------------------

     On April 22, 2005, Naugatuck Valley Financial Corporation (the "Company") issued a press release announcing (i) unaudited financial results for the three months ended March 31, 2005 and (ii) the declaration of a cash dividend for the quarter ended March 31, 2005, of $.04 per share to stockholders of record on May 6, 2005 with a payment date on or around June 1, 2005. For more information, reference is made to the Company's press release dated April 22, 2005, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.


Item 9.01   Financial Statements and Exhibits
---------------------------------------------

   (c)      The following exhibit is filed herewith:


            Exhibit 99.1       Press Release dated April 22, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: April 25, 2005                   By: /s/ John C. Roman
                                           -------------------------------------

                                           John C. Roman
                                           President and Chief Executive Officer